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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: August 26, 2004
                       ---------------------------------
                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




                   200 Park Avenue, New York, New York 10166
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

           On August 26, 2004, MetLife, Inc. ("MetLife") and BlackRock, Inc. ("BlackRock") issued a joint press release announcing that they have entered into a definitive agreement under which BlackRock will acquire SSRM Holdings, Inc., the holding company of State Street Research & Management Company and SSR Realty Advisors, Inc., from MetLife, subject to the satisfaction of conditions as described therein. MetLife's asset management business is conducted predominantly through SSRM Holdings, Inc.

Item 9.01. Financial Statements and Exhibits

     (a)   Not applicable

     (b)   Not applicable

     (c) Joint Press Release of MetLife, Inc. and BlackRock, Inc., dated August 26, 2004, announcing entry into a definitive agreement providing for the sale by MetLife, Inc. of SSRM Holdings, Inc. to BlackRock, Inc.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: August 30, 2004








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                                EXHIBIT INDEX


Exhibit
Number          Exhibit
-------         -------

99.1 Joint Press Release of MetLife, Inc. and BlackRock, Inc., dated August 26, 2004, announcing entry into a definitive agreement providing for the sale by MetLife, Inc. of SSRM Holdings, Inc. to BlackRock, Inc.